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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                         Date of Report
               (Date of earliest event reported)
                       September 1, 1998

                     GIANT INDUSTRIES, INC.
    (Exact name of registrant as specified in its charter)

                           Delaware
           (State or jurisdiction of incorporation)

            1-10398                      86-0642718
   (Commission File Number)   (IRS Employer Identification No.)


          23733 North Scottsdale Road
              Scottsdale, Arizona                 85255
     (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code
                        (602) 585-8888
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ITEM 5. OTHER EVENTS

     On April 14, 1998, the Board of Directors of Giant Industries, Inc. ("Giant") approved an Agreement and Plan of Merger (the "Merger Agreement") whereby Holly Corporation ("Holly") would be merged with and into Giant (the "Merger"). The Merger was conditioned upon various conditions stated in the Merger Agreement. On September 1, 1998, Giant and Holly mutually agreed to terminate their proposed Merger. A September 2, 1998 press release relating to the termination of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     /s/ Fredric L. Holliger
                     -----------------------------------
                     Fredric L. Holliger
                     Executive Vice President and
                         Chief Operating Officer


Date: September 4, 1998

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                       INDEX TO EXHIBITS


Exhibit
Number                          Description
-------     --------------------------------------------------

  99.1      Press Release dated September 2, 1998.